================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


          Date of Report (Date of Earliest Event Reported): May 1, 2004


                                   IMPATH INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           0-27750                                13-3459685
    -----------------------            -----------------------------------
   (Commission File Number)           (I.R.S. Employer Identification No.)


521 WEST 57TH STREET, NEW YORK, NEW YORK                 10019
-----------------------------------------              ----------
(Address of Principal Executive Offices)               (Zip Code)

                                 (212) 698-0300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 2 AND ITEM 5. ACQUISITION OR DISPOSITION OF ASSETS AND OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           On May 1, 2004, IMPATH Inc. (the "Company") completed the sale of the assets of the Company's Physician Services and Analytical Services business units to, and the assumption of certain liabilities by, Genzyme Corporation ("Genzyme"), pursuant to an asset purchase agreement dated as of February 27, 2004, by and among the Company, IMPATH Predictive Oncology, Inc., IMPATH Physician Services, Inc. and Genzyme. The disposition of such assets and the assumption of such liabilities was conducted pursuant to section 363 of the United States Bankruptcy Code.

           The provisions of item 2 of Form 8-K may obligate the Company to provide pro forma financial statements to reflect the disposition of substantially all of the assets and certain liabilities of the Company's Physician Services and Analytical Services business units. On July 30, 2003, the Company announced that its Audit Committee had initiated an investigation into possible accounting irregularities involving its accounts receivable and discrepancies relating to the amounts capitalized on its GeneBank(TM) asset. As a result of the existence of these possible accounting irregularities and discrepancies, the Company has announced that investors should not rely on the consolidated financial statements or KPMG LLP's reports, where applicable, contained in the Company's previously filed periodic reports, including those set forth in the Company's Annual Reports on Form 10-K for 2002 and prior periods, and the Quarterly Report on Form 10-Q for the period ended March 31, 2003. The Company has not filed a Quarterly Report on Form 10-Q for the periods ended June 30, 2003, September 30, 2003 and March 31, 2004, nor has the Company filed an Annual Report on Form 10-K for the period ended December 31, 2003. On July 30, 2003, KPMG LLP advised the Company that the existence of the possible irregularities and discrepancies have resulted in a withdrawal of KPMG LLP's previously issued audit reports. As a result of the foregoing, the Company does not believe it will be able to file such pro forma financial statements timely.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 3, 2004




                                    IMPATH INC.


                                    By:  /s/ Richard C. Rosenzweig
                                        ----------------------------------------
                                         Name:  Richard C. Rosenzweig
                                         Title: Secretary and General Counsel



                                       3